                                                                      Exhibit 10

                           FIFTH AMENDMENT AND WAIVER

     This Fifth Amendment and Waiver (this "Amendment") dated as of March 31, 2006, is by and among Willbros Group, Inc., a Republic of Panama corporation (herein referred to as the "Company") and the Designated Subsidiaries; the financial institutions parties hereto which are Banks under the Credit Agreement (as defined below); and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Banks (in such capacity, the "Agent"), and amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended by the First Amendment and Waiver dated as of August 6, 2004, the Second Amendment and Waiver dated as of July 19, 2005, the Third Amendment and Waiver dated as of November 23, 2005, and the Fourth Amendment and Waiver dated as of December 21, 2006, among the Company, the Designated Subsidiaries from time to time (the Company and such Designated Subsidiaries collectively, the "Obligors" and individually, an "Obligor"); the several financial institutions from time to time parties thereto as Banks; Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as a Bank, as Issuing Bank (as defined herein), as Agent, and as Lead Arranger and Book Runner; and CIBC, Inc., as Syndication Agent (as previously amended and modified, the "Credit Agreement").

                             PRELIMINARY STATEMENTS

     WHEREAS, the Company believes that it will fail to timely deliver its audited annual financial statements for the year ended December 31, 2005, together with the required accounting firm opinion and the certificates contemplated by Sections 8.1(a) and 8.2(a), respectively, of the Credit Agreement (such financial statements and accompanying opinion and certificates referred to collectively herein as the "2005 Year-End Financials"), and the Company has advised the Banks that the accounting firm opinion required under
Section 8.1(a), when delivered, will not have been prepared by a "nationally recognized independent public accounting firm" as required under such Section 8.1(a);

     WHEREAS, for fiscal quarter ending December 31, 2005, the aggregate Capital Expenditures of the Obligors was approximately US$9,422,0000, and as a result the Company has failed to comply with its covenant in Section 9.21 to not permit the Obligors' aggregate Capital Expenditures for such fiscal quarter to exceed US$7,500,000 in the aggregate (the "Capital Expenditures Default"), but the Company expects the aggregate Capital Expenditures of the Obligors for fiscal quarter ending March 31, 2006 to be not more than US$7,500,000, less than the permitted expenditures of up to US$10,000,000 for such quarter.

     WHEREAS, the Company has requested the Banks (i) to waive the Event of Default that will occur as a result of its failure to timely deliver the 2005 Year-End Financials; (ii) to waive the Capital Expenditures Default; and (iii) to amend certain provisions of the Credit Agreement; and the Banks have agreed to such waivers, amendments, and consent, subject to the terms and conditions set forth in this Amendment;

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

     Section 1. Waivers. The Banks hereby agree to waive, as of the Amendment Effective Date described in Section 3 below, (i) the Event of Default that will be caused by the Company's failure to timely deliver the 2005 Year-End Financials, provided such waiver will terminate unless the 2005 Year-End Financials are delivered to the Agent by no later than June 22, 2006, and such delivery has been confirmed by the Agent to the Borrower and the Banks on or before such date; and (ii) the Capital Expenditures Default. The express waivers set forth in this Section 1 are the only waivers provided by the Agent and the Banks pursuant to this Amendment, and all other rights and remedies of the Agent and the Banks under the Credit Agreement and the Credit Documents remain unchanged.

     Section 2. Amendments of Credit Agreement. The Credit Agreement is hereby amended, as of the Amendment Effective Date described in Section 3 below, as follows:

          (a) Section 1.01. The definition of the term "GAAP" in Section 1.01 of the Credit Agreement is hereby amended by deleting the language "the independent accountants of recognized national standing regularly retained by such Person" and substituting "the independent accountants regularly retained by such Person" therefor.

          (b) Section 8.1(a). Section 8.1(a) of the Credit Agreement is hereby amended by deleting the language "KPMG Peat Marwick or another nationally recognized independent public accounting firm" and substituting "GLO CPAs, LLP or another independent public accounting firm acceptable to the Agent" therefor.

          (c) Section 9.20. Clauses (vi), (vii) and (viii) of Section 9.20 of the Credit Agreement are hereby amended by restating such clauses in their entirety as follows:

          (vi) $18,000,000, for the period beginning on October 1, 2005 and ending on March 31, 2006, (vii) $20,000,000, for the period beginning on October 1, 2005 and ending on April 30, 2006, and (viii) $22,000,000, for the period beginning on October 1, 2005 and ending on May 31, 2006.

          (d) Section 9.21. Clause (ii) of Section 9.21 of the Credit Agreement is hereby amended by restating such clause in its entirety as follows:

          (ii) for the period of two fiscal quarters ending March 31, 2006, to exceed $17,500,000 in the aggregate.

     Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date upon which (the "Amendment Effective Date") the Agent has confirmed (and has so notified the Company and the Banks) that it has received the following:

          (a) counterparts hereof duly executed by the Obligors and the Required Banks;

          (b) a Certificate of the Company, signed on behalf of the Company by its President or Chief Financial Officer, dated as of the Amendment Effective Date, certifying that, after giving effect hereto, the following statements shall be true:

               (i) the representations and warranties of each Obligor contained in the Credit Documents are correct in all material respects on and as of such date (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date), as though made on and as of such date; and

               (ii) no event has occurred and is continuing, or is anticipated to occur, which constitutes (or would constitute when it occurs) a Default, or an Event of Default or both unless waived by this Amendment; and

          (c) a Certificate of the Company, signed by the Secretary, Assistant Secretary or other officer on behalf of the Company and the other Obligors, certifying as to the incumbency and specimen signature of each officer of each Obligor executing this Amendment and any other document delivered in connection herewith.

     Section 4. Amendment and Ratification. Upon the Amendment Effective Date, this Amendment shall be deemed to be an amendment and waiver to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified hereby.

     SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 6. Descriptive Headings, Etc. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 8. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so under applicable law, any and all right to trial by jury in any action or proceeding arising out of or relating to any Loan Document or the transactions contemplated hereby or thereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

                                        OBLIGORS:

                                        WILLBROS GROUP, INC.


                                        By: /s/ Warren L. Williams
                                            ------------------------------------
                                        Name: Warren L. Williams
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Treasurer


                                        WILLBROS U.S.A., INC.


                                        By: /s/ Warren L. Williams
                                            ------------------------------------
                                        Name: Warren L. Williams
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Treasurer

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        WILLBROS INTERNATIONAL, INC.,
                                        WILLBROS WEST AFRICA, INC.,
                                        WILLBROS MIDDLE EAST, INC.
                                        WILLBROS MARINE ASSETS, INC.
                                        INTERNATIONAL PIPELINE EQUIPMENT, INC.,
                                        WILLBROS CONSTRUCTORS, INC., and
                                        WILLBROS MSI CANADA INC.


                                        By: /s/ Gay Stanley Mayeux
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Treasurer

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        WILLBROS (NIGERIA) LIMITED and
                                        WILLBROS (OFFSHORE) NIGERIA LIMITED


                                        By: /s/ Gay Stanley Mayeux
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Authorized Representative


                                        CONSTRUCTORA CAMSA, C.A. and
                                        ESCA EQUIPMENT SERVICE C.A.


                                        By: /s/ Gay Stanley Mayeux
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Attorney-in-Fact


                                        WILLBROS ENERGY SERVICES COMPANY,
                                        WILLBROS MT. WEST, INC. (individually
                                        and as successor by merger to Willbros
                                        Pacific Industrial Electric, Inc.),
                                        WILLBROS GOVERNMENT SERVICES, INC.
                                        (f/k/a Willbros Operating Services
                                        Inc.),
                                        WILLBROS RPI, INC., and
                                        WILLBROS PROCESS ELECTRIC AND CONTROL,
                                        INC.


                                        By: /s/ Gay Stanley Mayeux
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Vice President and Treasurer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        WILLBROS TRANSANDINA S.A.


                                        By: /s/ Gay Stanley Mayeux
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Alternate Director


                                        WILLBROS ENGINEERS, INC. (individually
                                        and as successor by merger to Willbros
                                        Engineers SLC, Inc.)


                                        By: /s/ Gay Stanley Mayeux
                                            ------------------------------------
                                        Name: Gay Stanley Mayeux
                                        Title: Assistant Treasurer

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        AGENT:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By: /s/ Dennis Petito
                                            ------------------------------------
                                        Name: Dennis Petito
                                        Title: Managing Director


                                        By: /s/ Michael Willis
                                            ------------------------------------
                                        Name: Michael Willis
                                        Title: Vice President


                                        ISSUING BANK:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By: /s/ Dennis Petito
                                            ------------------------------------
                                        Name: Dennis Petito
                                        Title: Managing Director


                                        By: /s/ Michael Willis
                                            ------------------------------------
                                        Name: Michael Willis
                                        Title: Vice President


                                        LEAD ARRANGER AND
                                        BOOK RUNNER:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By: /s/ Dennis Petito
                                            ------------------------------------
                                        Name: Dennis Petito
                                        Title: Managing Director


                                        By: /s/ Michael Willis
                                            ------------------------------------
                                        Name: Michael Willis
                                        Title: Vice President

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        BANKS:

                                        CALYON NEW YORK BRANCH (formerly known
                                        as Credit Lyonnais New York Branch)


                                        By: /s/ Dennis Petito
                                            ------------------------------------
                                        Name: Dennis Petito
                                        Title: Managing Director


                                        By: /s/ Michael Willis
                                            ------------------------------------
                                        Name: Michael Willis
                                        Title: Vice President

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        ABU DHABI INTERNATIONAL BANK INC.


                                        By: /s/ David J. Young
                                            ------------------------------------
                                        Name: David J. Young
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        By: /s/ Nagy S. Kolfa
                                            ------------------------------------
                                        Name: Nagy S. Kolfa
                                              ----------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------


                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        ARAB BANKING CORPORATION (B.S.C.)


                                        By: /s/ Robert J. Ivosevich
                                            ------------------------------------
                                        Name: Robert J. Ivosevich
                                              ----------------------------------
                                        Title: General Manager
                                               ---------------------------------


                                        By: /s/ Barbara C. Sanderson
                                            ------------------------------------
                                        Name: Barbara C. Sanderson
                                              ----------------------------------
                                        Title: VP Head of Credit
                                               ---------------------------------

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ V. Gibson
                                            ------------------------------------
                                        Name: V. Gibson
                                        Title: Assistant Agent

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        BANK OF TEXAS, N.A.


                                        By: /s/ Edward H. Braddock
                                            ------------------------------------
                                        Name: Edward H. Braddock
                                        Title: Senior Vice President

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                               COMMERCEBANK, N.A.


                               By: /s/ Lance Shervin Ramesh
                                   ------------------------------------
                               Name: Lance Shervin Ramesh
                                     ----------------------------------
                               Title: Vice President -- Oil & Gas Banking
                                      ---------------------------------


                               By: /s/ Francisco Rivero
                                   ------------------------------------
                               Name: Francisco Rivero
                                     ----------------------------------
                               Title: Senior Vice President & Manager -- Houston
                                      ---------------------------------

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        JPMORGAN CHASE BANK


                                        By: /s/ Joel J. Landis
                                            ------------------------------------
                                        Name: Joel J. Landis
                                        Title: Vice President

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        NATEXIS BANQUES POPULAIRES


                                        By: /s/ Timothy Polvado
                                            ------------------------------------
                                        Name: Timothy Polvado
                                        Title: Vice President and Manager


                                        By: /s/ Louis P. Laville, III
                                            ------------------------------------
                                        Name: Louis P. Laville, III
                                        Title: Vice President and Manager

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        RZB FINANCE, LLC


                                        By: /s/ Pamela E. Flynn
                                            ------------------------------------
                                        Name: Pamela E. Flynn
                                        Title: Vice President


                                        By: /s/ Astrid Wilke
                                            ------------------------------------
                                        Name: Astrid Wilke
                                        Title: Vice President

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]

                                        AMEGY BANK NATIONAL ASSOCIATION
                                        (formerly known as Southwest Bank of
                                        Texas, NA)


                                        By: /s/ Ross Bartley
                                            ------------------------------------
                                        Name: Ross Bartley
                                        Title: Vice President

                       [SIGNATURE PAGE TO FIFTH AMENDMENT]